EXHIBIT 3.1

                                STATE OF DELAWARE
                            CERTIFICATE OF CORRECTION

            THE BEAR STEARNS COMPANIES INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1.    The name of the corporation is "The Bear Stearns Companies Inc."

2. That a Restated Certificate of Incorporation (the "Certificate") was filed with the Secretary of State of the State of Delaware on May 18, 1998 and the Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3. The inaccuracy or defect of the Certificate to be corrected is the inadvertent omission as exhibits thereto of six Certificates of Designations and the inadvertent omission of a reference to such Certificates of Designations in Article V of the Certificate.

4. The Certificate is corrected first by adding the following to the end of the first paragraph in Article V:

            "Of the Preferred Stock, 175,000 shares have been designated as "Cumulative Convertible Preferred Stock, Series A" (the "Series A Convertible Preferred Stock"), 175,000 shares have been designated as "Cumulative Convertible Preferred Stock, Series B" (the "Series B Convertible Preferred Stock"), 175,000 shares have been designated as "Cumulative Convertible Preferred Stock, Series C" (the "Series C Convertible Preferred Stock"), 175,000 shares have been designated as "Cumulative Convertible Preferred Stock, Series D" (the "Series D Convertible Preferred Stock"), 3,000,000 shares have been designated as "Adjustable Rate Cumulative Preferred Stock, Series A" (the "Series A Preferred Stock"), 937,500 shares have been designated as "7.88% Cumulative Preferred Stock, Series B" (the "Series B Preferred Stock"), 500,000 shares have been designated as "7.60% Cumulative Preferred Stock, Series C" (the "Series C Preferred Stock"), 1,250,000 shares have been designated as "6.15% Cumulative Preferred Stock, Series E" (the "Series E Preferred Stock") and 1,000,000 shares have been designated as "5.72% Cumulative Preferred Stock, Series F" (the "Series F Preferred Stock"). The Certificate of Designations for the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock is attached hereto as Exhibit A and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions for each of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock contained in such Certificate of Designations are incorporated herein by reference. The Certificates of Designations for the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock are attached hereto as Exhibits B, C, D, E and F, respectively, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions for each of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock contained in such Certificates of Designations are incorporated herein by reference."

5. The Certificate is secondly corrected by attaching the following to the Certificate as Exhibit A:

                                                                       EXHIBIT A

                                   CERTIFICATE
                                       OF
                     DESIGNATIONS, PREFERENCES AND RELATIVE,
                        PARTICIPATING, OPTIONAL OR OTHER
                                SPECIAL RIGHTS OF

                CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES C CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES D

                     BY RESOLUTION OF THE BOARD OF DIRECTORS
                                       OF
                         THE BEAR STEARNS COMPANIES INC.
            (Under Section 151 of the General Corporation Law of the
                               State of Delaware)

            I, Alvin H. Einbender, an Executive Vice President of The Bear Stearns Companies Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, do hereby certify that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of said Corporation, said Board of Directors, at a meeting duly called and held on October 16, 1985, adopted a resolution providing for the issuance of four series of Cumulative Convertible Preferred Stock, each consisting of 175,000 shares, which resolution is as follows:

            RESOLVED that, pursuant to Article V of the Certificate of Incorporation of the Corporation, there be and hereby is authorized and created four series of Preferred Stock, hereby designated as the "Cumulative Convertible Preferred Stock, Series A" (the "Series A Preferred Stock"), the "Cumulative Convertible Preferred Stock, Series B" (the "Series B Preferred Stock"), the "Cumulative Convertible Preferred Stock, Series C" (the "Series C Preferred Stock") and the "Cumulative Convertible Preferred Stock, Series D" (the "Series D Preferred Stock"), each to consist of 175,000 shares with a par value of $1.00 per share, and that the designations, preferences and relative, participating, optional or other special rights of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock (collectively, the "Cumulative Convertible Preferred Stock"), and the qualifications, limitations or restrictions thereof be as follows:

            1. Dividends. (a) The holders of Cumulative Convertible Preferred Stock shall be entitled to receive, in preference to the holders of any class of Common Stock or any other Junior Stock (as hereinafter defined), when and as declared by the Board of Directors out of funds legally available therefor, cumulative cash dividends at the rate of $8.00 per annum upon each outstanding share of the Cumulative Convertible Preferred Stock. Such dividends shall begin to accrue from and after October 29, 1985 and shall be payable (if declared) in equal quarterly installments (other than in the case of the first such installment) on January 15, April 15, July 15 and October 15 of each year (the "Dividend Dates"), commencing January 15, 1986.

            (b) The dividends payable to the holders of the Cumulative Convertible Preferred Stock shall accrue on each Dividend Date to the extent of the installment due on such date and shall accumulate quarterly, so that if on any Dividend Date full dividends upon the outstanding Cumulative Convertible Preferred Stock shall not have been paid in full in accordance with the provisions of this Section 1, then the deficiency shall be declared and paid, or irrevocably set aside for payment, before any dividends shall be declared and paid, or set aside for payment, upon the Common Stock or any other Junior Stock or the Corporation shall make any other distribution in respect of Common Stock or any Junior Stock, or payment on account of the redemption, purchase or acquisition of such stock.

            (c) The holders of the Cumulative Convertible Preferred Stock shall not be entitled to any dividends except as aforesaid, nor shall they be entitled to any interest on any dividends which may be in arrears.

            (d) With respect to the payment of dividends, each share of Cumulative Convertible Preferred Stock will rank on a parity with each other share in respect of all dividends payable thereon. If the Corporation shall not have paid in full all dividends (including cumulative dividends) payable on all shares of Cumulative Convertible Preferred Stock, then any amounts paid by the Corporation as dividends on such shares shall be allocated among all such shares in proportion to the respective amounts of dividends that remain unpaid thereon.

            2. Liquidation. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Cumulative Convertible Preferred Stock shall be entitled to receive $100 per share (the "Liquidation Price"), plus accrued and unpaid dividends, before any distribution or payment is made to the holders of Common Stock or of any Junior Stock. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets distributable among the holders of the Cumulative Convertible Preferred Stock shall be insufficient to permit the payment in full to such holders of the amount hereinabove provided, then the entire assets of the Corporation shall be allocated among the shares of Cumulative Convertible Preferred Stock then outstanding in proportion to the respective preferential amounts payable with respect thereto.

            For the purposes of this Section 2, neither the merger or consolidation of the Corporation into or with another corporation or the merger or consolidation of any other corporation with or into the Corporation (in which merger or consolidation the stockholders of the Corporation receive shares of stock or other securities, property or assets of the Corporation or another entity or cash, nor the sale, lease, conveyance or other disposition of all or substantially all of the property, business or assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

            3. Redemptions. (a) On or after each of July 31, 1986, July 31, 1987, July 31, 1988 and July 31, 1989 (the "Redemption Dates"), the Corporation, at its option, may redeem, to the extent permitted by law, a number of shares of Cumulative Convertible Preferred Stock held by each holder thereof as follows:

            (i) On or after July 31, 1986, the Corporation may redeem all or any portion of the Series A Preferred Stock not theretofore converted by the holders thereof;

            (ii) On or after July 31, 1987, the Corporation may redeem all or any portion of the Series A Preferred Stock not theretofore converted by the holders thereof or redeemed by the Corporation and all or any portion of the Series B Preferred Stock not theretofore converted by the holders thereof;

            (iii) On or after July 31, 1988, the Corporation may redeem all or any portion of the Series A and Series B Preferred Stock not theretofore converted by the holders thereof or redeemed by the Corporation and all or any portion of the Series C Preferred Stock not theretofore converted by the holders thereof; and

            (iv) On or after July 31, 1989, the Corporation may redeem all or any portion of the Series A, Series B and Series C Preferred Stock not theretofore converted by the holders thereof or redeemed by the Corporation and all or any portion of the Series D Preferred Stock not theretofore converted by the holders thereof;

provided, however, that the Corporation shall not redeem on any Redemption Date
(x) any shares of Series B Preferred Stock unless all shares of Series A Preferred Stock either shall have been converted prior to such Redemption Date or shall have been redeemed prior to, or are to be redeemed on, such Redemption Date, (y) any shares of Series C Preferred Stock unless all shares of Series A and Series B Preferred Stock either shall have been converted prior to such Redemption Date or shall have been redeemed prior to, or are to be redeemed on, such Redemption Date, and (z) any shares of Series D Preferred Stock unless all shares of Series A, Series B and Series C Preferred Stock either shall have been converted prior to such Redemption Date or shall have been redeemed prior to, or are to be redeemed on, such Redemption Date.

            (b) Any redemption pursuant to paragraph 3(a) shall be at a redemption price equal to the sum of $100 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption (the "Redemption Price").

            (c) Upon any redemption pursuant to paragraph 3(a) of less than all of the outstanding shares of any particular series of Cumulative Convertible Preferred Stock, the shares to be redeemed shall be selected from the then outstanding shares on a pro rata basis or by any other means the Board of Directors deems equitable.

            (d) If the Corporation shall elect to redeem, pursuant to paragraph 3(a), any shares of Cumulative Convertible Preferred Stock, the Corporation shall give written notice of such redemption to each holder of record of shares of Cumulative Convertible Preferred Stock to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, by certified mail enclosed in a postage paid envelope addressed to such holder at such holder's address as the same shall appear on the books of the Corporation. Such notice shall (i) state that the Corporation has elected to redeem such shares, (ii) state the Redemption Date, (iii) state the Redemption Price payable on redemption, (iv) state the number of shares being called for redemption, (v) state that the shares called for redemption are convertible until the close of business on the fifth day preceding the Redemption Date and (vi) call upon such holder to surrender to the Corporation on or after said Redemption Date at its principal place of business designated in such notice, a certificate or certificates representing the number of shares of Cumulative Convertible Preferred Stock to be redeemed in accordance with such notice. On or after the Redemption Date specified in the notice, each holder of shares of Cumulative Convertible Preferred Stock to be so redeemed shall present and surrender the certificate or certificates for such shares to the Corporation at the place designated in said notice and thereupon the Redemption Price of such shares shall be paid to, or to the order of, the person whose name appears on such certificate or certificates as the owner thereof. From and after the Redemption Date in the notice, unless default shall be made by the Corporation in providing for the payment of the Redemption Price pursuant to such notice, all rights of the holders of the shares of Cumulative Convertible Preferred Stock so redeemed, except the right to receive the Redemption Price (but without interest thereon), shall cease and terminate; provided, however, that on or before the Redemption Date specified in its notice, the Corporation shall deposit with a bank or trust company with an office in New York City, having a capital stock and surplus of at least $100,000,000, in trust to be applied to the redemption of the shares of Cumulative Convertible Preferred Stock so called for redemption, an amount sufficient to redeem all such shares upon the Redemption Date specified in its notice. Any moneys so deposited which remain unclaimed at the end of two years from the date of such deposit shall be repaid to the Corporation, but the Corporation shall remain obligated to make payment thereof to the holders of such shares entitled thereto (subject to any applicable escheat or similar laws).

            (e) Any shares of Cumulative Convertible Preferred Stock redeemed, purchased or otherwise reacquired or surrendered to the Corporation on conversion shall resume the status of authorized and unissued shares of Preferred Stock without series designation. Such shares shall not be reissued as part of any of the four series of Cumulative Convertible Preferred Stock established hereunder, but may be reissued as part of any other series of Preferred Stock established in accordance with the resolution or resolutions of the Board of Directors provided for in Article V of the Certificate of Incorporation of the Corporation.

            (f) The Cumulative Convertible Preferred Stock shall not have the benefits of any sinking fund or fund of a similar or analogous nature.

            4. Conversion. (a) The holder of any share or shares of Cumulative Convertible Preferred Stock shall have the right, at its option, to convert all or any portion of such shares into fully paid and non-assessable whole shares of Common Stock of the Corporation at any time and from time to time after the date of issuance, at the Conversion Rate (as hereinafter defined) of 6.01323 shares of Common Stock for each one share of Cumulative Convertible Preferred Stock, or at the Conversion Rate that results from the making of any adjustment specified in paragraph 4(e) hereof.

            (b) The shares of Cumulative Convertible Preferred Stock shall be convertible at the principal office of the Corporation into fully paid and non-assessable shares of Common Stock at the applicable Conversion Rate. In case of redemption of any shares of Cumulative Convertible Preferred Stock pursuant to paragraph 3(a), such right of conversion shall cease and terminate, as to the shares to be redeemed, at the close of business on the fifth day preceding the Redemption Date for such shares; provided, however, that if the Corporation should default in the payment of the redemption price for the shares to be so redeemed, the right of conversion shall continue until such payment is made.

            (c) In order to convert shares of Cumulative Convertible Preferred Stock into shares of Common Stock pursuant to the right of conversion set forth in paragraph 4(a), the holder thereof shall surrender the certificate or certificates representing such shares of Cumulative Convertible Preferred Stock, duly endorsed to the Corporation or in blank, at the principal office of the Corporation and shall give written notice to the Corporation that such holder elects to convert the same, stating in such notice the name or names in which such holder wishes the certificate or certificates representing shares of Common Stock to be issued. The Corporation shall, within ten business days, deliver at said office or other place to such holder of Cumulative Convertible Preferred Stock, or to such holder's nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash to which such holder shall be entitled In lieu of fractional shares in an amount equal to the same fraction of the applicable Conversion Amount (as hereinafter defined) of a whole share of Common Stock on the business day preceding the day of conversion. At the time of each conversion, the Corporation shall not pay, nor shall it be obligated to pay, any dividends accrued and unpaid on the shares of Cumulative Convertible Preferred Stock surrendered for conversion.

            Shares of Cumulative Convertible Preferred Stock shall be deemed to have been converted as of the date of the surrender of such shares for conversion as provided above, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders cp such shares of Common Stock on such date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Cumulative Convertible Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to, or upon the written order of, the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Cumulative Convertible Preferred Stock representing the unconverted portion of the certificate so surrendered, which new certificate shall entitle the holder thereof to the rights of the shares of Cumulative Convertible Preferred Stock to the same extent as if the certificate theretofore covering such unconverted shares had not been surrendered for conversion.

            Certificates representing shares of Common Stock issued upon conversion of shares of Cumulative Convertible Preferred Stock, unless such shares have theretofore been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Corporation has received an opinion from counsel for the Corporation or counsel for the holder of such shares reasonably satisfactory to the Corporation that such shares may be sold in a transaction under Section 4(l) of the Securities Act or under Rule 144, or its then equivalent, promulgated under the Securities Act, shall bear a legend indicating that such shares were issued upon conversion of shares of Cumulative Convertible Preferred Stock and identifying the series of Cumulative Convertible Preferred Stock from which such shares were converted, as well as the following two legends:

            "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR SOLD UNLESS (1) A REGISTRATION STATEMENT UNDER SUCH ACT IS THEN IN EFFECT WITH RESPECT THERETO OR (2) A WRITTEN OPINION FROM COUNSEL FOR THE CORPORATION OR COUNSEL FOR THE HOLDER REASONABLY ACCEPTABLE TO THE CORPORATION HAS BEEN OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED."

            "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED AS OF OCTOBER 23, 1985, BY AND AMONG BEAR, STEARNS & COMPANY, A NEW YORK LIMITED PARTNERSHIP, BEAR, STEARNS & CO., A NEW YORK LIMITED PARTNERSHIP, AND THE CORPORATION, TO WHICH REFERENCE IS MADE FOR THE TERMS AND PROVISIONS THEREOF. A COPY OF THE SUBSCRIPTION AGREEMENT MAY BE OBTAINED UPON REQUEST FROM THE SECRETARY OF THE CORPORATION AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION."

            (d) The issuance of Certificates representing shares of Common Stock upon the conversion of shares of Cumulative Convertible Preferred Stock shall be made without charge to the converting stockholder for any original issue or transfer tax in respect of the issuance of such certificates and any such tax shall be paid by the Corporation.

            (e) The Conversion Rate applicable to the shares of Cumulative Convertible Preferred Stock shall be subject to the following adjustments:

            (i) if the Corporation shall declare and pay to the holders of Common Stock a dividend or other distribution payable in shares of Common Stock, the holders of Cumulative Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such holder would have owned or been entitled to receive after the declaration and payment of such dividend or other distribution if such shares of Cumulative Convertible Preferred Stock had been converted immediately prior to the record date for the determination of stockholders entitled to receive such dividend or other distribution.

            (ii) if the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, or combine the outstanding shares of Common Stock into a lesser number of shares, or issue by reclassification of its shares of Common Stock any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that each holder of Cumulative Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such holder would have owned or been entitled to receive after the happening of any of the events described above if such shares of Cumulative Convertible Preferred Stock had been converted immediately prior to the happening of such event on the day upon which such subdivision, combination or reclassification, as the case may be, becomes effective.

            (iii) If the Corporation shall issue or sell any Additional Shares of Common Stock (as hereinafter defined) for a consideration per share less than the Conversion Amount applicable to the Cumulative Convertible Preferred Stock, then the Conversion Rate applicable to such Cumulative Convertible Preferred Stock shall be adjusted to the number determined by multiplying the Conversion Rate in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued or sold, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such Additional Shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for such Additional Shares of Common Stock so issued or sold would purchase at a consideration per share equal to such Conversion Amount. For purposes of this subparagraph (e)(iii), the date as of which such new Conversion Amount shall be computed shall be the earlier of (x) the date on which the Corporation shall enter into a firm contract for the issuance or sale of such Additional Shares of Common Stock or (y) the date of the actual issuance or sale of such shares.

            (iv) If the Corporation shall issue or sell any warrants or options or other rights entitling the holders thereof to subscribe for or purchase either any Additional Shares of Common Stock or evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock (such convertible or exchangeable evidences of indebtedness, shares of stock or other securities hereinafter being called "Convertible Securities"), and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities (when added to the consideration per share of Common Stock, if any, received for such warrants or other rights), shall be less than the Conversion Amount then applicable to the Cumulative Convertible Preferred Stock, then the Conversion Rate applicable to such Cumulative Convertible Preferred Stock shall be adjusted as provided in subparagraph (e)(iii) on the basis that (x) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and (y) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such Additional Shares of Common Stock (plus the consideration, if any, received for such warrants or other rights) pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities.

            (v) If the Corporation shall issue or sell Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Conversion Amount then applicable to the Cumulative Convertible Preferred Stock, then the Conversion Rate applicable to such Cumulative Convertible Preferred Stock shall be adjusted as provided in subparagraph (e)(iii) on the basis that (x) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and (y) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such Additional Shares of Common Stock pursuant to the terms of such Convertible Securities. No adjustment of such Conversion Rate shall be made under this subparagraph (e)(v) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to subparagraph (e)(iv).

            (vi) For the purposes of subparagraphs (e)(iv) and (e)(v), the date as of which such adjusted Conversion Amount shall be computed shall be the earliest of (x) the date on which the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any warrants or other rights referred to in subparagraph (e)(iv) or to receive any Convertible Securities, (y) the date on which the Corporation shall enter into a firm contract for the issuance of such warrants or other rights or Convertible Securities or (z) the date of the actual issuance of such warrants or other rights or Convertible Securities.

            (vii) No adjustment of a Conversion Rate shall be made under subparagraph (e)(iii) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrants or other rights therefor), pursuant to subparagraph (e)(iv) or (e)(v).

            (viii) If any warrants or other rights (or any portions thereof) which shall have given rise to an adjustment pursuant to subparagraph (e)(iv) or conversion rights pursuant to Convertible Securities which shall have given rise to an adjustment pursuant to subparagraph (e)(v) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such warrants or other rights or Convertible Securities there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the affected Conversion Rate or Rates hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of (x) eliminating from the computation any Additional Shares of Common Stock corresponding to such warrants or other rights or conversion rights as shall have expired or terminated, (y) treating the Additional Shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such warrants or other rights or of conversion rights pursuant to any Convertible Securities as having been issued for the consideration actually received and receivable therefor, and (z) treating any of such warrants or other rights or of conversion rights pursuant to any Convertible Securities which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at the time; provided, however, that any consideration which was actually received by the Corporation in connection with the issuance or sale of such warrants or other rights shall form part of the readjustment computation even though such warrants or other rights shall have expired without the exercise thereof.

            (ix) To the extent that any Additional Shares of Common Stock, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock, or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor, or, if such Additional Shares of Common Stock, warrants or other rights or Convertible Securities are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock, warrants or other rights or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issuance thereof. If and to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined by the Board of Directors of the Corporation. If Additional Shares of Common Stock shall be issued as part of a unit with warrants or other rights, then the amount of consideration for the warrant or other right shall be deemed to be the amount determined at the time of issuance by the Board of Directors of the Corporation. If the Board of Directors of the Corporation shall not make any such determination, the consideration for the warrant or other right shall be deemed to be zero.

            (x) In case the Corporation shall effect a reorganization, shall merge with or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business and, pursuant to the terns of such reorganization, merger, consolidation or disposition of assets, shares of stock or other securities, property or assets of the Corporation, successor or transferee or an affiliate thereof or cash are to be received by or distributed to the holders of Common Stock, then each holder of Cumulative Convertible Preferred Stock shall be given a written notice from the Corporation informing each holder of the terms of such reorganization, merger, consolidation or disposition of assets and of the record date thereof for any distribution pursuant thereto, at least ten (10) days in advance of such record date, and each holder of shares of Cumulative Convertible Preferred Stock shall have the right thereafter to receive, upon conversion of such Cumulative Convertible Preferred Stock, the number of shares of stock or other securities, property or assets of the Corporation, successor or transferee or affiliate thereof or cash receivable upon or as a result of such reorganization, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock equal to the Conversion Rate applicable to such Cumulative Convertible Preferred Stock immediately prior to such event, multiplied by such number of shares of the Cumulative Convertible Preferred Stock as may be converted. The provisions of this subparagraph (e)(x) shall similarly apply to successive reorganizations, mergers, consolidations or dispositions of assets.

            (xi) For the purposes of this paragraph 4(e), the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation.

            (xii) If a state of facts shall occur which, without being specifically controlled by the provisions of this paragraph 4(e), would not fairly protect the conversion rights of the Cumulative Convertible Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

            (xiii) Anything herein to the contrary notwithstanding, no adjustment in a Conversion Rate shall be required unless such adjustment, either by itself or with other adjustments not previously made, would require a change of at least 1% in such rate; provided, however, that any adjustment which by reason of this subparagraph (e)(xiii) is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

            (xiv) All calculations under this paragraph 4(e) shall be made to the nearest one-thousandth of a share.

            (xv) Whenever the Conversion Rate shall be adjusted pursuant to this paragraph 4(e), the Corporation shall forthwith obtain, and cause to be delivered to each holder of Cumulative Convertible Preferred Stock, a certificate signed by the principal financial or accounting officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Corporation determined the fair value of any consideration other than cash pursuant to subparagraph (e)(ix)) and specifying the new Conversion Rate. In the case referred to in subparagraph (e)(x), such a certificate shall describe the amount and kind of stock, securities, property or assets or cash which shall be receivable upon conversion of the Cumulative Convertible Preferred Stock after giving effect to the provisions of such subparagraph (e)(x).

            (xvi) Anything contained herein to the contrary notwithstanding, no adjustment shall be made in the Conversion Rate as a result of the issuance of shares of Common Stock upon or pursuant to conversion of shares of Cumulative Convertible Preferred Stock.

            (f) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of Cumulative Convertible Preferred Stock, the full number of shares of Common Stock then deliverable upon the conversion or exchange of all shares of Cumulative Convertible Preferred Stock at the time outstanding. The Corporation shall take at all times such corporate action as shall be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Cumulative Convertible Preferred Stock in accordance with the provisions hereof.

            (g) No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of Cumulative Convertible Preferred Stock, but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the applicable Conversion Amount of a whole share of Common Stock on the business day preceding the day of conversion.

            5. Voting Rights. (a) The holders of shares of Cumulative Convertible Preferred Stock shall have the right to vote, together with the holders of all the outstanding shares of Common Stock (and of any other securities which may similarly be entitled to vote with the holders of the Common Stock) as a single class, except as otherwise required by the General Corporation Law of the State of Delaware, on all matters on which holders of Common Stock shall have the right to vote. The holders of shares of Cumulative Convertible Preferred Stock shall have the right to cast one vote for each whole share of Common Stock into which the shares of Cumulative Convertible Preferred Stock held by them is convertible at the Conversion Rate then in effect on the record date of the determination of stockholders entitled to notice of, and to vote at, such meeting.

            (b) So long as any shares of Cumulative Convertible Preferred Stock are outstanding, the Corporation shall not (i) amend, alter or change the preferences or rights of any series or class of capital stock of the Corporation (including the Cumulative Convertible Preferred Stock) or the qualifications, limitations or restrictions thereof if such amendment, alteration or change would adversely affect the Cumulative Convertible Preferred Stock or any series thereof, or (ii) authorize or issue any series or class of capital stock or any security convertible into stock of any class ranking prior to or on a parity with the shares of Cumulative Convertible Preferred Stock, without, in each instance, the affirmative vote or written consent as a class of the holders of at least a majority of the shares then outstanding of the Cumulative Convertible Preferred Stock or series thereof so affected.

            6. Payments Due on Saturday, Sunday or Legal Holidays. In case the Dividend Date or the Redemption Date for the Cumulative Convertible Preferred Stock shall be a Saturday, Sunday or, in the City of New York, a legal holiday or a day on which banking institutions are authorized or required by law or executive order to close or remain closed, the payment of any dividend on the Cumulative Convertible Preferred Stock or the redemption of such stock need not be made on such date, but may be made on the next succeeding day not a Saturday, Sunday, or in such city, a legal holiday or a day on which banking institutions are closed, with the same force and effect as if made on such Dividend Date or Redemption Date.

            7. Definitions.

            (a) "Additional Shares of Common Stock" shall mean all shares of Common Stock of the Corporation issued by the Corporation after October 29, 1985 except Common Stock which may be issued upon or pursuant to conversion of the Cumulative Convertible Preferred Stock.

            (b) "Common Stock" shall mean the common stock, par value $1.00, of the Corporation.

            (c) "Conversion Amount" shall mean at any applicable date the amount obtained by dividing $100 by the Conversion Rate in effect on such date for the Cumulative Convertible Preferred Stock.

            (d) "Conversion Date" shall mean the number of shares of Common Stock issuable at any time, giving effect to the latest prior adjustment pursuant to paragraph 4(e) hereof, in exchange for one share of Cumulative Convertible Preferred Stock.

            (e) "Junior Stock" shall mean any class or series of capital stock of the Corporation which may be issued which, at the time of issuance, is not declared to be on a parity with or senior to the Cumulative Convertible Preferred Stock as to all of the following: dividends, rights upon liquidation or redemption, voting rights or remedies upon failure to pay dividends.

            (f) "Preferred Stock" shall mean the preferred stock, par value $1.00, of the Corporation.

            And it was further

            RESOLVED, that the statements setting forth and fixing the designations, preferences and relative, participating, optional and other special rights of the Cumulative Convertible Preferred Stock, Series A, the Cumulative Convertible Preferred Stock, Series B, the Cumulative Convertible Preferred Stock, Series C and the Cumulative Convertible Preferred Stock, Series D shall be deemed to be included in and be part of the Certificate of Incorporation of The Bear Stearns Companies, Inc. pursuant to the provisions of Sections 104, 151 and 242 of the General Corporation Law of the State of Delaware.

6. The Certificate is thirdly corrected by attaching the following to the Certificate as Exhibit B:

                                                                       EXHIBIT B

              CERTIFICATE OF POWERS, DESIGNATIONS, PREFERENCES AND
            RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS
                                       AND
                 THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS
                                     OF THE
              ADJUSTABLE RATE CUMULATIVE PREFERRED STOCK, SERIES A

                                       OF

                         THE BEAR STEARNS COMPANIES INC.

                                ----------------

                  (Under Section 151 of the General Corporation
                          Law of the State of Delaware)

                                ----------------

            It is hereby certified that:

            I. The name of the corporation (hereinafter called the "Corporation") is

                         The Bear Stearns Companies Inc.

            II. The Restated Certificate of Incorporation, as amended, of the Corporation authorizes the issuance of 10,000,000 shares of preferred stock, $1.00 par value per share ("Preferred Stock"), and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and to fix, by resolution or resolutions, the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof of each series to be issued.

            III. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it, at a meeting duly called and held on February 19, 1987, adopted the following resolutions relating to creating an issue of Adjustable Rate Cumulative Preferred Stock:

            RESOLVED that, pursuant to Article V of the Restated Certificate of Incorporation of the Corporation, there be and hereby is authorized and created a series of Preferred Stock, hereby designated as "Adjustable Rate Cumulative Preferred Stock, Series A" (the "Series A Adjustable Rate Preferred Stock"), such series to consist of 3,000,000 shares, par value $1.00 per share, and to rank as to dividends and upon liquidation on a parity with the series of Preferred Stock designated as the Corporation's Cumulative Convertible Preferred Stock, Series B, the Corporation's Cumulative Convertible Preferred Stock, Series C and the Corporation's Cumulative Convertible Preferred Stock, Series D (collectively, the "Cumulative Convertible Preferred Stock") and that the designations, full or limited voting powers, preferences and relative, participating, optional and other special rights and the qualifications, limitations, restrictions and other distinguishing characteristics of the Series A Adjustable Rate Preferred Stock are to be as follows:

            1. Dividend Rights. Holders of shares of Series A Adjustable Rate Preferred Stock will be entitled to receive, when and as declared by the Board of Directors of the Corporation out of assets of the Corporation legally available therefor, cumulative cash dividends at the rate per share (based on the liquidation preference of $50 per share) of 6.20% per annum for the initial dividend period ending April 15, 1987, and at 1.35% below the Applicable Rate (as hereinafter defined), from time to time in effect, for each subsequent dividend period. However, the dividend rate for any dividend period shall in no event be less than 5.5% per annum or greater than 11.0% per annum. Dividends on the Series A Adjustable Rate Preferred Stock will accumulate from the date of original issue and will be payable quarterly on January 15, April 15, July 15 and October 15 of each year, with the first dividend payable on April 15, 1987, representing a prorated amount to cover the period from the date of original issue. No full dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends and upon liquidation, on a parity with or junior to the Series A Adjustable Rate Preferred Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Adjustable Rate Preferred Stock for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full upon the Series A Adjustable Rate Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series A Adjustable Rate Preferred Stock, all dividends shall be declared pro rata so that the amount of dividends declared per share on the Series A Adjustable Rate Preferred Stock and such other Preferred Stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Series A Adjustable Rate Preferred Stock and such other Preferred Stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Series A Adjustable Rate Preferred Stock have been paid, no dividends (other than in Common Stock or another stock ranking junior to the Series A Adjustable Rate Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution made upon the Common Stock of the Corporation or on any other stock of the Corporation ranking junior to or on a parity with the Series A Adjustable Rate Preferred Stock as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Series A Adjustable Rate Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Series A Adjustable Rate Preferred Stock as to dividends and upon liquidation).

            2 Applicable Rate. Except as provided below in this paragraph, the "Applicable Rate" for any dividend period will be the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate (each as hereinafter defined) for such dividend period. In the event that the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any dividend period, then the Applicable Rate for such dividend period shall be the higher of whichever of such rates can be so determined. In the event that the Corporation determines in good faith that none of such rates can be determined for any dividend period, then the Applicable Rate in effect for the preceding dividend period shall be continued for such dividend period.

            3. Treasury Bill Rate. Except as provided below in this paragraph, the "Treasury Bill Rate" for each dividend period will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period (as defined below)) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the January 15, April 15, July 15 and October 15, as the case may be, prior to the dividend period for which the dividend rate on the Series A Adjustable Rate Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during any such Calendar Period, then the Treasury Bill Rate for the related dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Governmental department or agency during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board, or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any dividend period as provided above in this paragraph, the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

            4. Ten Year Constant Maturity Rate. Except as provided in this paragraph, the "Ten Year Constant Maturity Rate" for each dividend period shall be the arithmetic average of the two most recent per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the January 15, April 15, July 15 and October 15, as the case may be, prior to the dividend period for which the dividend rate on the Series A Adjustable Rate Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly par annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of two most recent weekly per annum average yields to maturity (or the one weekly average per annum yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities (as defined below)) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

            5. Thirty Year Constant Maturity Rate. Except as provided below in this paragraph, the "Thirty Year Constant Maturity Rate" for each dividend period shall be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the January 15, April 15, July 15 and October 15, as the case may be, prior to the dividend period for which the dividend rate on the Series A Adjustable Rate Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Thirty Year Average Yield during such Calendar Period, then the Thirty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield, if only one such Yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Thirty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Thirty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than twenty-eight nor more than thirty years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Thirty Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Thirty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than twenty-eight nor more than thirty years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

            6. Other Provisions. The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

            The amount of dividends per share payable for each dividend period shall be computed by dividing the dividend rate for such dividend period by four and applying such rate against the liquidation preference of $50 per share of the Series A Adjustable Rate Preferred Stock. The amount of dividends payable for the initial dividend period or any period shorter than a full quarterly dividend period shall be computed on the basis of 30-day months, a 360-day year and the actual number of days elapsed in such period.

            The dividend rate with respect to each dividend period will be calculated its promptly as practicable by the Corporation according to the appropriate method described herein. The Corporation will cause each dividend rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new dividend period to which it applies and will cause notice of each dividend rate to be enclosed with the dividend payment checks next mailed to the holders of the Series A Adjustable Rate Preferred Stock.

            As used herein, the term "Calendar Period" means a period of fourteen calendar days; the term "Special Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of any federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount; the term "Ten Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and the term "Thirty Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of thirty years).

            7. Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Adjustable Rate Preferred Stock are entitled to receive out of assets of the Corporation available for distribution to stockholders, after satisfaction of indebtedness but before any distribution of assets is made to holders of Common Stock or on any other class of stock of the Corporation ranking junior to the Series A Adjustable Rate Preferred Stock upon liquidation, liquidating distributions in the amount of $50 per share plus accumulated and unpaid dividends. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Adjustable Rate Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series A Adjustable Rate Preferred Stock are not paid in full, the holders of the Series A Adjustable Rate Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full distributable amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Series A Adjustable Rate Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. A consolidation or merger of the Corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

            8. Optional Redemption. The shares of Series A Adjustable Rate Preferred Stock are not redeemable prior to February 15, 1990. From February 15, 1990 through February 14, 1992, the Corporation may, at its option, upon not less than 30 nor more than 60 days' notice, redeem the Series A Adjustable Rate Preferred Stock, in whole or in part, at a redemption price of $51.50 per share, plus accumulated and unpaid dividends. Thereafter, the Corporation may, at its option, after requisite notice to the holders of the Series A Adjustable Rate Preferred Stock, redeem the Series A Adjustable Rate Preferred Stock, in whole or in part, at a redemption price of $50 per share, plus accumulated and unpaid dividends.

            In the event that full cumulative dividends on the Series A Adjustable Rate Preferred Stock have not been paid or declared and set apart for payment, the Series A Adjustable Rate Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Series A Adjustable Rate Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Series A Adjustable Rate Preferred Stock.

            9. Voting Rights. Except as indicated below, or except as expressly required by applicable law, the holders of the Series A Adjustable Rate Preferred Stock will not be entitled to vote.

            If the equivalent of six quarterly dividends payable on the Series A Adjustable Rate Preferred Stock or any other series of Preferred Stock (other than the Cumulative Convertible Preferred Stock) are in default, the number of directors of the Corporation will be increased by two and the holders of all outstanding series of Preferred Stock (other than the Cumulative Convertible Preferred Stock), voting as a single class without regard to series, will be entitled to elect such additional two directors until all dividends in default have been paid or declared and set apart for payment.

            The affirmative vote or consent of the holders of at least 66-2/3% of the outstanding shares of Series A Adjustable Rate Preferred Stock, voting as a class, will be required for any amendment of the Corporation's Restated Certificate of Incorporation which will adversely affect the powers, preferences, privileges or rights of the Series A Adjustable Rate Preferred Stock. The affirmative vote or consent of the holders of at least 66-2/3% of the outstanding shares of Series A Adjustable Rate Preferred Stock, and any other series of Preferred Stock of the Corporation (other than the Cumulative Convertible Preferred Stock) ranking on a parity with the Series A Adjustable Rate Preferred Stock as to dividends or upon liquidation, voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of, or issue or authorize any obligations or security convertible into or evidencing a right to purchase, any additional class or series of stock ranking prior to the Series A Adjustable Rate Preferred Stock as to dividends or upon liquidation.

            And it was further:

            RESOLVED, that the statements contained in the foregoing resolutions setting forth and fixing the Certificate of Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and the Qualifications, Limitations or Restrictions, of the Series A Adjustable Rate Preferred Stock and fixing the powers, designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof shall be deemed to be included in and be part of the Restated Certificate of Incorporation of The Bear Stearns Companies Inc., pursuant to the provisions of Sections 104 and 151 of the General Corporation Law of the State of Delaware.

7. The Certificate is fourthly corrected by attaching the following to the Certificate as Exhibit C:

                                                                       EXHIBIT C

                           CERTIFICATE OF DESIGNATIONS
                   7.60 % CUMULATIVE PREFERRED STOCK, SERIES C
                                       OF
                         THE BEAR STEARNS COMPANIES INC.

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

            The Bear Stearns Companies Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the Board of Directors of the Corporation (the "Board of Directors") and the Executive Committee of the Board of Directors, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation, as amended, of the Corporation and by Section 151 of the General Corporation Law of the State of Delaware, and pursuant to authority conferred upon the Executive Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Article 4 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth herein, have adopted the following resolutions creating a series of preferred stock, $1.00 par value, of the Corporation, designated as 7.60% Cumulative Preferred Stock, Series C:

                                    Article I
                                    ---------

            The Board of Directors by unanimous written consent in lieu of a meeting dated as of March 4, 1993 (the "Original Resolutions"), adopted the following resolutions authorizing the issuance and sale of up to 5,000,000 shares of preferred stock, $1.00 par value, of the Corporation (defined therein as the "Preferred Stock"), granting authority to the Executive Committee of the Board of Directors to authorize the issuance and to designate the terms, from time to time, of one or more series of additional shares of authorized Preferred Stock and authorizing such committee to act on behalf of the Board of Directors in connection with the issuance and sale of such Preferred Stock:

            "NOW, THEREFORE, BE IT RESOLVED . . . to authorize and empower the Executive Committee, on behalf of and in place of the Board of Directors . . . to authorize the issuance at any time and from time to time of up to 5,000,000 shares of the authorized Preferred Stock of the Corporation in one or more series and that the Executive Committee be further authorized and empowered, on behalf of and in place of the Board of Directors, . . . to fix the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, of the shares of such series to the extent permitted by the Delaware General Corporation Law (in relative, participating, optional or other special restrictions thereof set forth in the Certificate of Incorporation) or fix the number of shares of any series of stock or authorize the increase or decrease of the shares or any series;

            RESOLVED, that except to the extent that this resolution shall be superseded or modified by subsequent action of the Board of Directors with respect to any particular series of the Preferred Stock, the holder of shares of each series of Preferred Stock which are authorized for issuance by the Executive Committee pursuant to the authority conferred by these resolutions shall have no voting rights whatsoever, except for any voting rights to which they are entitled under the laws of the State of Delaware, and except for the following:

            (a) Whenever, at any time or times, dividends payable on the shares of Preferred Stock or any other class or series of stock ranking on a parity with the Preferred Stock with respect to the payment of dividends, shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable (voting together as a class), to elect two of the authorized number of members of the Board of Directors at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Preferred Stock shall terminate immediately.

            Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of preferred stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Preferred Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

            (b) So long as any shares of Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Preferred Stock outstanding at the time and all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

            (i) the issuance or increase of the authorized amount of any class or series of shares if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Preferred Stock; or

            (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Preferred Stock or of the holders thereof;

provided, however, that any increase in the amount of authorized common stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

            (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption."

                                   Article II
                                   ----------

            The Board of Directors by unanimous written consent in lieu of a meeting dated as of July 15, 1993, adopted the following resolutions modifying in certain respects the voting rights of each series of Preferred Stock created on or after the date hereof (including, without limitation, the Series C Preferred Stock as hereinafter defined), with such modifications taking effect and superseding the voting rights adopted by the Board of Directors in the Original Resolutions upon the listing of the Depositary Shares representing the 7.60% Cumulative Preferred Stock, Series C on the New York Stock Exchange:

            "NOW, THEREFORE, BE IT RESOLVED, that, except to the extent that this resolution shall be superseded or modified by subsequent action of the Board of Directors with respect to all series or any particular series of the Preferred Stock, the holder of shares of each series of Preferred Stock which are authorized for issuance by the Executive Committee pursuant to the authority conferred by the Original Resolutions shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the Certificate of Incorporation of the Corporation or the laws of the State of Delaware, and except for the following:

            (a) Whenever, at any time or times, dividends payable on the shares of any series of Preferred Stock or any other class or series of stock ranking on a parity with the Preferred Stock with respect to the payment of dividends shall be in arrears for dividend periods, whether or not consecutive, containing in the aggregate a number of days equivalent to six calendar quarters or more, the holders of the outstanding shares of that series of Preferred Stock (voting together as a class with all other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) (collectively, the "Defaulted Preferred Stock") shall have the right (the "Special Election Right") to elect two members of the Board of Directors. The Special Election Right may be exercised at any annual meeting or at any special meeting called for that purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of all outstanding shares of Defaulted Preferred Stock, until dividends in default on the outstanding shares of Defaulted Preferred Stock shall have been paid in full (or such dividends shall have been declared and funds sufficient therefor set apart for payment), at which time the term of office of the two directors so elected shall terminate automatically.

            So long as the Special Election Right continues (and unless the Special Election Right shall have previously been exercised by written consent of the holders of a majority of the outstanding shares of Defaulted Preferred Stock) the Secretary of the Corporation may call, and within 30 days after delivery to the Secretary addressed to him at the principal office of the Corporation of the written request from the holders of record of a majority of the outstanding shares of Defaulted Preferred Stock will be required to call, a special meeting of the holders of those shares for the Special Election Right. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders. No such special meeting or adjournment thereof shall be held on a date less than 30 days before an annual meeting of stockholders or any special meeting in lieu thereof. If at any annual or special meeting or any adjournment thereof the holders of a majority of the then outstanding shares of Defaulted Preferred Stock entitled to vote shall be present or represented by proxy, or if the holders of a majority of the outstanding shares of Defaulted Preferred Stock shall have acted by written consent in lieu of a meeting with respect thereto, then the authorized number of directors shall be increased by two, and the holders of the Defaulted Preferred Stock shall be entitled to elect the two additional directors. Directors so elected shall serve until the next annual meeting or until their successors shall be elected and qualified, unless the term of office of the persons so elected as directors shall have terminated as described above.

            In case of any vacancy occurring between the directors elected by the holders of the Defaulted Preferred Stock as a class, the remaining director who shall have been so elected may appoint a successor to hold office for the unexpired term of the director whose place shall be vacant. If both directors so elected by the holders of Defaulted Preferred Stock as a class shall cease to serve as directors before their terms shall expire, the holders of the Defaulted Preferred Stock then outstanding and entitled to vote for such directors may, by written consent as hereinabove provided, or at a special meeting of holders of Defaulted Preferred Stock called as provided above, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.

            Whenever shares of Defaulted Preferred Stock become entitled to vote, each holder shall have one vote for each share held.

            (b) So long as any shares of Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Preferred Stock outstanding at the time and all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

            (i) the issuance or increase of the authorized amount of any class or series of shares if the holders of stock of such class or series shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Preferred Stock; or

            (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation (including this resolution or any provisions hereof) that would materially and adversely affect any power, preference or special right of the shares of Preferred Stock or of the holders thereof;

provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

            (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Preferred Stock shall have been redeemed or dulled for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                   Article III
                                   -----------

            The Executive Committee of the Board of Directors on July 19, 1993, adopted the following resolution:

            "RESOLVED, that a series of the class of authorized Preferred Stock, $1.00 par value, of the Corporation be hereby created, and that the designation and amount thereof and the preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restriction thereof are as follows:

            Section 1. Designation and Amount. The shares of such series shall be designated as the "7.60% Cumulative Preferred Stock, Series C" (the "Series C Preferred Stock") and the number of shares constituting such series shall be 500,000, which number may be increased or decreased by the Board of Directors or a committee so authorized by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series C Preferred Stock.

            Section 2. Dividends and Distribution.

            (a) The holders of shares of Series C Preferred Stock, in preference to the holders of shares of the common stock, par value $1.00 per share (the "Common Stock"), of the Corporation and of any other capital stock of the Corporation ranking junior to the Series C Preferred Stock as to payment of dividends, shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, cumulative cash dividends in the amount of $15.20 per share per annum, and no more, in equal quarterly payments on January 15, April 15, July 15 and October 15 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on October 15, 1993; provided, however, that with respect to such first Quarterly Dividend Payment Date, the holders of shares of Series C Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, a cumulative cash dividend in the amount of $3.50444 per share (as to each holder of shares, such dividend payment with respect to the aggregate number of shares of Series C Preferred Stock held by such holder to be rounded down to the nearest full cent), and no more.

            (b) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative from the date of original issue of the Series C Preferred Stock. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend declared thereon shall be such date, not less than 15 nor more than 60 days prior to the date fixed for the payment thereof, as may be determined by the Board of Directors or a duly authorized committee thereof; provided, however, that the record date for the first Quarterly Dividend Payment Date shall be September 30, 1993.

            Section 3. Certain Restrictions.

            (a) Whenever quarterly dividends payable on shares of Series C Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Series C Preferred Stock shall have been paid in full or declared and set apart for payment, the Corporation shall not: (i) declare or pay dividends, or make any other distributions, on any shares of Common Stock or other capital stock ranking junior (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) to the Series C Preferred Stock ("Junior Stock"), other than dividends or distributions payable in Junior Stock; (ii) declare or pay dividends, or make any other distributions, on any shares of capital stock ranking on a parity (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) with the Series C Preferred Stock ("Parity Stock"), other than dividends or distributions payable in Junior Stock, except dividends paid ratably on the Series C Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all such shares are then entitled; (iii) redeem or purchase or otherwise acquire for consideration any shares of Junior Stock; provided, that the Corporation may at any time redeem, purchase or otherwise acquire any shares of Junior Stock in exchange for shares of Junior Stock; or (iv) redeem or purchase or otherwise acquire for consideration any shares of Series C Preferred Stock or Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

            (b) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

            Section 4. Redemption.

            (a) The shares of Series C Preferred Stock shall not be redeemed by the Corporation prior to July 15, 1998. The Corporation, at its option, may redeem shares of Series C Preferred Stock, as a whole or in part, at any time or from time to time on or after July 15, 1998, at a price of $200.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date fixed for redemption (hereinafter called the "redemption price"). The Corporation's election to redeem shares of Series C Preferred Stock shall be expressed by resolution of the Board of Directors. Any such redemption shall be made upon not less than 30 nor more than 60 days' previous notice to holders of record of the shares of Series C Preferred Stock to be redeemed, given as hereinafter provided.

            (b) If less than all shares of Series C Preferred Stock at the time outstanding are to be redeemed, the shares to be redeemed shall be selected pro rata or by lot, in such manner as may be prescribed by resolution of the Board of Directors.

            (c) Notice of any redemption of shares of Series C Preferred Stock shall be given by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, such publication to be made not less than 30 nor more than 60 days prior to the redemption date fixed by the Board of Directors and specified therein. A similar notice shall be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to such redemption date, addressed to the respective holders of record of shares of Series C Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock transfer records of the Corporation, but the mailing of such notice shall not be a condition of such redemption. In order to facilitate the redemption of shares of Series C Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series C Preferred Stock to be redeemed, not more than 60 days nor less than 30 days prior to the date fixed for such redemption.

            (d) Notice having been given pursuant to paragraph (c) of this
Section 4, from and after the date specified therein as the date of redemption, unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to such notice, all dividends on the Series C Preferred Stock thereby called for redemption shall cease to accrue, and from and after the date of redemption so specified, unless default shall be made by the Corporation as aforesaid, or from and after the date (if prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $10,000,000, provided that the notice of redemption shall state the intention of the Corporation to deposit such amount on a date prior to the date of redemption so specified in such notice, all rights or the holders thereof as stockholders of the Corporation, except the right to receive the redemption price (but without interest), shall cease. Any interest allowed on moneys so deposited shall be paid to the Corporation. Any moneys so deposited which shall remain unclaimed by the holders of such Series C Preferred Stock at the end of six years after the redemption date shall become the property of, and be paid by such bank or trust company to, the Corporation.

            Section 5. Reacquired Shares. Any shares of Series C Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, $1.00 par value, of the Corporation and may be reissued as part of another series of Preferred Stock, $1.00 par value, of the Corporation subject to the conditions or restrictions on issuance set forth herein, in the Certificate of Incorporation, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

            Section 6. Liquidation, Dissolution or Winding Up.

            (a) Upon any liquidation, dissolution or winding up of the corporation, no distribution shall be made (i) to the holders of shares of Junior Stock, unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received $200.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of such payment or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series C Preferred Stock and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

            (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons, nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

            Section 7. Voting Rights. The holders of shares of Series C Preferred Stock shall have the voting rights provided for in the resolution adopted by the Board of Directors by unanimous written consent in lieu of a meeting dated as of March 4, i993 until such time as the Depositary Shares representing the Series C Preferred Stock are listed on the New York Stock Exchange, and thereafter shall have the voting rights provided for in the resolution adopted by the Board of Directors by unanimous written consent in lieu of a meeting dated as of July 15, 1993.

            Section 8. Definitions. For the purposes of the Certificate of Designations of the Series C Preferred Stock which embodies this resolution:

            "Persons" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

            "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.
Section 9. Rank. The Series C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equally with all shares of the Adjustable Cumulative Preferred Stock, Series A, of the Corporation and all shares of the 7.88% Cumulative Preferred Stock, Series B, of the Corporation."

8. The Certificate is fifthly corrected by attaching the following to the Certificate as Exhibit D:

                                                                       EXHIBIT D

                           CERTIFICATE OF DESIGNATIONS
                   7.88% CUMULATIVE PREFERRED STOCK, SERIES B
                                       OF
                         THE BEAR STEARNS COMPANIES INC.

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

            The Bear Stearns Companies Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the Board of Directors of the Corporation (the "Board of Directors") and the Executive Committee of the Board of Directors, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation, as amended, of the Corporation and by Section 151 of the General Corporation Law of the State of Delaware, and pursuant to authority conferred upon the Executive Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Article 4 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth herein, have adopted the following resolutions creating a series of preferred stock, $1.00 par value, of the Corporation, designated as 7.88% Cumulative Preferred Stock, Series B:

                                    Article I
                                    ---------

            The Board of Directors by unanimous written consent in lieu of a meeting dated as of March 4, 1993, adopted the following resolutions authorizing the issuance and sale of up to 5,000,000 shares of preferred stock, $1.00 par value, of the Corporation (defined therein as the "Preferred Shares"), granting authority to the Executive Committee of the Board of Directors to authorize the issuance and to designate the terms, from time to time, of one or more series of additional shares of authorized Preferred Stock and authorizing such committee to act on behalf of the Board of Directors in connection with the issuance and sale of such Preferred Stock:

            "NOW, THEREFORE, BE IT RESOLVED . . . to authorize and empower the Executive Committee, on behalf of and in place of the Board of Directors . . . to authorize the issuance at any time and from time to time of up to 5,000,000 shares of the authorized Preferred Stock of the Corporation in one or more series and that the Executive Committee be further authorized and empowered, on behalf of and in place of the Board of Directors, . . . to fix the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, of the shares of such series to the extent permitted by the Delaware General Corporation Law (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof set forth in the Certificate of Incorporation) or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series;

            RESOLVED, that except to the extent that this resolution shall be superseded or modified by subsequent action of the Board of Directors with respect to any particular series of the Preferred Stock, the holder of shares of each series of Preferred Stock which are authorized for issuance by the Executive Committee pursuant to the authority conferred by these resolutions shall have no voting rights whatsoever, except for any voting rights to which they are entitled under the laws of the State of Delaware, and except for the following:

            (a) Whenever, at any time or times, dividends payable on the shares of Preferred Stock or any other class or series of stock ranking on a parity with the Preferred Stock with respect to the payment of dividends, shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable (voting together as a class), commence to elect two of the authorized number of members of the Board of Directors at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Preferred Stock shall terminate immediately.

            Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of preferred stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Preferred Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

            (b) So long as any shares of Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Preferred Stock outstanding at the time and all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

            (i) the issuance or increase of the authorized amount of any class or series of shares if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Preferred Stock; or

            (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Preferred Stock or of the holders thereof;

provided, however, that any increase in the amount of authorized common stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

            (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption."

                                   Article II
                                   ----------

            The Executive Committee of the Board of Directors on March 22, 1993, adopted the following resolution:

            "RESOLVED, that a series of the class of authorized Preferred Stock, $1.00 par value, of the Corporation be hereby created, and that the designation and amount thereof and the preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restriction thereof are as follows:

            Section 1. Designation and Amount. The shares of such series shall be designated as the "7.88% Cumulative Preferred Stock, Series B" (the "Series B Preferred Stock") and the number of shares constituting such series shall be 937,500, which number may be increased or decreased by the Board of Directors or a committee so authorized by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series B Preferred Stock.

            Section 2. Dividends and Distribution.

            (a) The holders of shares of Series B Preferred Stock, in preference to the holders of shares of the common stock, par value $1.00 per share (the "Common Stock"), of the Corporation and of any other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to payment of dividends, shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, cumulative cash dividends in the amount of $15.76 per share per annum, and no more, in equal quarterly payments on January 15, April 15, July 15 and October 15 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on July 15, 1993; provided, however, that with respect to such first Quarterly Dividend Payment Date, the holders of shares of Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, a cumulative cash dividend in the amount of $4.85933 per share (as to each holder of shares, such dividend payment with respect to the aggregate number of shares of Series B Preferred Stock held by such notice to be rounded down to the nearest full cent), and no more.

            (b) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative from the date of original issue of the Series B Preferred Stock. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend declared thereon shall be such date, not less than 15 nor more than 60 days prior to the date fixed for the payment thereof, as may be determined by the Board of Directors or a duly authorized committee thereof; provided, however, that the record date for the first Quarterly Dividend Payment Date shall be June 30, 1993.

            Section 3. Certain Restrictions.

            (a) Wherever quarterly dividends payable on shares of Series B Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Series B Preferred Stock shall have been paid in full or declared and set apart for payment, the Corporation shall not: (i) declare or pay dividends, or make any other distributions, on any shares of Common Stock or other capital stock ranking junior (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) to the Series B Preferred Stock ("Junior Stock"), other than dividends or distributions payable in Junior Stock; (ii) declare or pay dividends, or make any other distributions, on any shares of capital stock ranking on a parity (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) with the Series B Preferred Stock ("Parity Stock"), other than dividends or distributions payable in Junior Stock, except dividends paid ratably on the Series B Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all such shares are then entitled; (iii) redeem or purchase or otherwise acquire for consideration any shares of Junior Stock; provided, that the Corporation may at any time redeem, purchase or otherwise acquire any shares of Junior Stock in exchange for shares of Junior Stock; or (v) redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock or Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

            (b) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

            Section 4. Redemption.

            (a) The shares of Series B Preferred Stock shall not be redeemed by the Corporation prior to April 15, 1998. The Corporation, at its option, may redeem shares of Series B Preferred Stock, as a whole or in part, at any time or from time to time on or after April 15, 1998, at a price of $200.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date fixed for redemption (hereinafter called the "redemption price"). The Corporation's election to redeem shares of Series B Preferred Stock shall be expressed by resolution of the Board of Directors. Any such redemption shall be made upon not less than 30, nor more than 60, days' previous notice to holders of record of the shares of Series B Preferred Stock to be redeemed, given as hereinafter provided.

            (b) If less than all shares of Series B Preferred Stock at the time outstanding are to be redeemed, the shares to be redeemed shall be selected pro rata or by lot, in such manner as may be prescribed by resolution of the Board of Directors.

            (c) Notice of any redemption of shares of Series B Preferred Stock shall be given by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, such publication to be made not less than 30 nor more than 60 days prior to the redemption date fixed by the Board of Directors and specified therein. A similar notice shall be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to such redemption date, addressed to the respective holders of record of shares of Series B Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock transfer records of the Corporation, but the mailing of such notice shall not be a condition of such redemption. In order to facilitate the redemption of shares of Series B Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series B Preferred Stock to be redeemed, not more than 60 days nor less than 30 days prior to the date fixed for such redemption.

            (d) Notice having been given pursuant to paragraph (c) of this
Section 4, from and after the date specified therein as the date of redemption, unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to such notice, all dividends on the Series B Preferred Stock thereby called for redemption shall cease to accrue, and from and after the date of redemption so specified, unless default shall be made by the Corporation as aforesaid, or from and after the date (if prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $10,000,000, provided that the notice of redemption shall state the intention of the Corporation to deposit such amount on a date prior to the date of redemption so specified in such notice, all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price (but without interest), shall cease. Any interest allowed on moneys so deposited shall be paid to the Corporation. Any moneys so deposited which shall remain unclaimed by the holders of such Series B Preferred Stock at the end of six years after the redemption date shall become the property of, and be paid by such bank or trust company to, the Corporation.

            Section 5. Reacquired Shares. Any shares of Series B Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, $1.00 par value, of the Corporation and may be reissued as part of another series of Preferred Stock, $1.00 par value, of the Corporation subject to the conditions or restrictions on issuance set forth herein, in the Certificate of Incorporation, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

            Section 6. Liquidation, Dissolution or Winding Up.

            (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of Junior Stock, unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $200.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of such payment or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series B Preferred Stock and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

            (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons, nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

            Section 7. Voting Rights. The holders of shares of Series B Preferred Stock shall have the voting rights provided for in the resolution adopted by the Board of Directors by unanimous written consent in lieu of a meeting dated as of March 4, 1993.

            Section 8. Definitions. For the purposes of the Certificate of Designations of the Series B Preferred Stock which embodies this resolution:

            "Persons" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

            "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

            Section 9. Rank. The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equally with all shares of the Adjustable Cumulative Preferred Stock, Series A, of the Corporation."

9. The Certificate is sixthly corrected by attaching the following to the Certificate as Exhibit E:

                                                                       EXHIBIT E

                           CERTIFICATE OF DESIGNATIONS
                   6.15% CUMULATIVE PREFERRED STOCK, SERIES E
                                       OF
                         THE BEAR STEARNS COMPANIES INC.

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

            The Bear Stearns Companies Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the Board of Directors of the Corporation (the "Board of Directors") and the Executive Committee of the Board of Directors, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation, as amended, of the Corporation and by Section 151 of the General Corporation Law of the State of Delaware, and pursuant to authority conferred upon the Executive Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Article 4 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth herein, have adopted the following resolutions creating a series of preferred stock, $1.00 par value, of the Corporation, designated as 6.15% Cumulative Preferred Stock, Series E:

                                    ARTICLE I

            The Board of Directors by unanimous written consent in lieu of a meeting dated as of March 4, 1993 (the "Original Resolutions"), adopted the following resolution authorizing the issuance and sale of up to 5,000,000 shares of preferred stock, $1.00 par value, of the Corporation (defined therein as the "Preferred Stock"), granting authority to the Executive Committee of the Board of Directors to authorize the issuance and to designate the terms, from time to time, of one or more series of additional shares of authorized Preferred Stock and authorizing such committee to act on behalf of the Board of Directors in connection with the issuance and sale of such Preferred Stock:

            "NOW, THEREFORE, BE IT RESOLVED . . . to authorize and empower the Executive Committee, on behalf of and in place of the Board of Directors . . . to authorize the issuance at any time and from time to time of up to 5,000,000 shares of the authorized Preferred Stock of the Corporation in one or more series and that the Executive Committee be further authorized and empowered, on behalf of and in place of the Board of Directors, . . . to fix the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, of the shares of such series to the extent permitted by the Delaware General Corporation Law (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof set forth in the Certificate of Incorporation) or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series."

                                   ARTICLE II

            The Board of Directors by unanimous written consent in lieu of a meeting dated as of July 15, 1993, adopted the following resolutions modifying in certain respects the voting rights of each series of Preferred Stock created on or after the date thereof, with such modifications taking effect and superseding the voting rights adopted by the Board of Directors in the Original
Resolutions:

            "NOW, THEREFORE, BE IT RESOLVED, that, except to the extent that this resolution shall be superseded or modified by subsequent action of the Board of Directors with respect to all series or any particular series of the Preferred Stock, the holder of shares of each series of Preferred Stock which are authorized for issuance by the Executive Committee pursuant to the authority conferred by the Original Resolutions shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the Certificate of Incorporation of the Corporation or the laws of the State of Delaware, and except for the following:

            (a) Whenever, at any time or times, dividends payable on the shares of any series of Preferred Stock or any other class or series of stock ranking on a parity with the Preferred Stock with respect to the payment of dividends shall be in arrears for dividend periods, whether or not consecutive, containing in the aggregate a number of days equivalent to six calendar quarters or more, the holders of the outstanding shares of that series of Preferred Stock (voting together as a class with all other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) (collectively, the "Defaulted Preferred Stock") shall have the right (the "Special Election Right") to elect two additional members of the Board of Directors. The Special Election Right may be exercised at any annual meeting or at any special meeting called for that purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of all outstanding shares of Defaulted Preferred Stock, until dividends in default on the outstanding shares of Defaulted Preferred Stock shall have been paid in full (or such dividends shall have been declared and funds sufficient therefor set apart for payment), at which time the term of office of the two directors so elected shall terminate automatically.

            So long as the Special Election Right continues (and unless the Special Election Right shall have previously been exercised by written consent of the holders of a majority of the outstanding shares of Defaulted Preferred Stock) the Secretary of the Corporation may call, and within 30 days after delivery to the Secretary addressed to him at the principal office of the Corporation of the written request from the holders of record of a majority of the outstanding shares of Defaulted Preferred Stock will be required to call, a special meeting of the holders of those shares for the Special Election Right. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders. No such special meeting or adjournment thereof shall be held on a date less than 30 days before an annual meeting of stockholders or any special meeting in lieu thereof. If at any annual or special meeting or any adjournment thereof the holders of a majority of the then outstanding shares of Defaulted Preferred Stock entitled to vote shall be present or represented by proxy, or if the holders of a majority of the outstanding shares of Defaulted Preferred Stock shall have acted by written consent in lieu of a meeting with respect thereto, then the authorized number of directors shall be increased by two, and the holders of the Defaulted Preferred Stock shall be entitled to elect the two additional directors. Directors so elected shall serve until the next annual meeting or until their successors shall be elected and qualified, unless the term of office of the person so elected as directors shall have terminated as described above.

            In case of any vacancy occurring among the directors elected by the holders of the Defaulted Preferred Stock as a class, the remaining director who shall have been so elected may appoint a successor to hold office for the unexpired term of the director whose place shall be vacant. If both directors so elected by the holders of Defaulted Preferred Stock as a class shall cease to serve as directors before their terms shall expire, the holders of the Defaulted Preferred Stock then outstanding and entitled to vote for such directors may, by written consent as hereinabove provided, or at a special meeting of holders of Defaulted Preferred Stock called as provided above, elect successors to hold office for the unexpired terms of the directors whose place shall be vacant.

            Whenever shares of Defaulted Preferred Stock become entitled to vote, each holder shall have one vote for each share held.

            (b) So long as any shares of Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Preferred Stock outstanding at the time and all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

            (i) the issuance or increase of the authorized amount of any class or series of shares if the holders of stock of such class or series shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Preferred Stock; or

            (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation (including this resolution or any provisions hereof) that would materially and adversely affect any power, preference or special right of the shares of Preferred Stock or of the holders thereof;

provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

            (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                   ARTICLE III

            The Executive Committee of the Board of Directors on January 13, 1998, adopted the following resolution:

            "RESOLVED, that a series of the class of authorized Preferred Stock, $1.00 par value, of the Corporation be hereby created, and that the designation and amount thereof and the preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restriction thereof are as follows:

      Section 1. Designation and Amount. The shares of such series shall be designated as the "6.15% Cumulative Preferred Stock, Series E" (the "Series E Preferred Stock") and the number of shares constituting such series shall be 1,250,000, which number may be increased or decreased by the Board of Directors or a committee so authorized by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series E Preferred Stock.

      Section 2. Dividends and Distribution.

            (a) The holders of shares of Series E Preferred Stock, in preference to the holders of shares of the common stock, par value $1.00 per share (the "Common Stock"), of the Corporation and of any other capital stock of the Corporation ranking junior to the Series E Preferred Stock as to payment of dividends, shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, cumulative cash dividends in the amount of $12.30 per share per annum, and no more, in equal quarterly payments on January 15, April 15, July 15 and October 15 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on April 15, 1998.

            (b) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative from the date of original issue of the Series E Preferred Stock. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series E Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The record date for the determination of holders of shares of Series E Preferred Stock entitled to receive payment of a dividend declared thereon shall be such date, not less than 15 nor more than 60 days prior to the date fixed for the payment thereof, as may be determined by the Board of Directors or a duly authorized committee thereof; provided, however, that the record date for the first Quarterly Dividend Payment Date shall be March 31, 1998.

            (c) If, prior to 18 months after the date of the original issuance of the Series E Preferred Stock, one or more amendments to the Internal Revenue Code of 1986, as amended (the "Code"), are enacted that reduce the percentage of the dividends-received deduction for certain corporations (currently 70%) as specified in section 243(a)(1) of the Code or any successor provision ("Dividends-Received Percentage"), certain adjustments shall be made in respect of the dividends payable by the Corporation, and Post Declaration Date Dividends and Retroactive Dividends (as such terms are defined below) shall become payable, as described below.

            (d) The amount of each dividend payable (if declared) per share of Series E Preferred Stock for dividend payments made on or after the effective date of such change in the Code will be adjusted by multiplying the amount of the dividend payable described above (before adjustment) by the following fraction (the "DRD Formula"), and rounding the result to the nearest cent (with one-half cent rounded up):

                                1 - .35 (1 - .70)
                               -------------------
                                1 - .35 (1 - DRP)

            (e) For the purposes of the DRD Formula, "DRP" means the Dividends-Received Percentage (expressed as a decimal) applicable to the dividend in question; provided, however, that if the Dividends-Received Percentage applicable to the dividend in question shall be less than 50%, then the DRP shall equal .50. No amendment to the Code, other than a change in the percentage of the dividends-received deduction set forth in section 243(a)(1) of the Code or any successor provision thereto, will give rise to an adjustment. Notwithstanding the foregoing provisions, if, with respect to any such amendment, the Corporation receives either an unqualified opinion of nationally recognized independent tax counsel selected by the Corporation or a private letter ruling or similar form of authorization from the Internal Revenue Service ("IRS") to the effect that such amendment does not apply to a dividend payable on the Series E Preferred Stock, then such amendment will not result in the adjustment provided for pursuant to the DRD Formula with respect to such dividend. The opinion referenced in the previous sentence shall be based upon the legislation amending or establishing the DRP on upon a published pronouncement of the IRS addressing such legislation. The Corporation's calculation of the dividends payable, as so adjusted and as certified accurate as to calculation and reasonable as to method by the independent certified public accountants then regularly engaged by the Corporation, shall be final and not subject to review absent manifest error.

            (f) Notwithstanding the foregoing, if any such amendment to the Code is enacted after the dividend payable on a dividend payment date has been declared, the amount of the dividend payable on such dividend payment date shall not be increased; instead, additional dividends (the "Post Declaration Date Dividends") equal to the excess, if any, of (x) the product of the dividend paid by the Corporation on such dividend payment date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividend-Received Percentage applicable to the dividend in question and .50) over (y) the dividend paid by the Corporation on such dividend payment date, shall be payable (if declared) to holders of Series E Preferred Stock on the record date applicable to the next succeeding dividend payment date or, if the Series E Preferred Stock is called for redemption prior to such record date, to holders of Series E Preferred Stock on the applicable redemption date, as the case may be, in addition to any other amounts payable on such date.

            (g) If any such amendment to the Code is enacted and the reduction in the Dividends-Received Percentage retroactively applies to a dividend payment date as to which the Corporation previously paid dividends on the Series E Preferred Stock (each, an "Affected Dividend Payment Date"), the Corporation shall pay (if declared) additional dividends (the "Retroactive Dividends") to holders of Series E Preferred Stock on the record date applicable to the next succeeding dividend payment date (or, if such amendment is enacted after the dividend payable on such dividend payment date has been declared, to holders of Series E Preferred Stock on the record date following the date of enactment) or, if the Series E Preferred Stock is called for redemption prior to such record date, to holders of Series E Preferred Stock on the applicable redemption date, as the case may be, in an amount equal to the excess of (x) the product of the dividend paid by the Corporation on each Affected Dividend Payment Date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage and .50 applied to each Affected Dividend Payment Date) over (y) the sum of the dividend paid by the Corporation on each Affected Dividend Payment Date. The Corporation shall only make one payment of Retroactive Dividends for any such amendment. Notwithstanding the foregoing provisions, if, with respect to any such amendment, the Corporation receives either an unqualified opinion of nationally recognized independent tax counsel selected by the Corporation or a private letter ruling or similar form of authorization from the IRS to the effect that such amendment does not apply to a dividend payable on an Affected Dividend Payment Date for the Series E Preferred Stock, then such amendment will not result in the payment of Retroactive Dividends with respect to such Affected Dividend Payment Date. The opinion referenced in the previous sentence shall be based upon the legislation amending or establishing the DRP or upon a published pronouncement of the IRS addressing such legislation.

            (h) Notwithstanding the foregoing, no adjustment in the dividends payable by the Corporation shall be made, and no Post Declaration Date Dividends or Retroactive Dividends shall be payable by the Corporation, in respect of the enactment of any amendment to the Code 18 months or more after the date of original issuance of the Series E Preferred Stock that reduces the Dividends-Received Percentage.

            (i) In the event that the amount of dividends payable per share of the Series E Preferred Stock is adjusted pursuant to the DRD Formula and/or Post Declaration Date Dividends or Retroactive Dividends are to be paid, the Corporation will give notice of such adjustment, and if applicable, any Post-Declaration Date Dividends and Retroactive Dividends to the holders of Series E Preferred Stock.

      Section 3. Certain Restrictions.

            (a) Whenever quarterly dividends payable on shares of Series E Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued but unpaid dividends, whether or not declared, on the outstanding shares of Series E Preferred Stock shall have been paid in full or declared and set apart for payment, the Corporation shall not: (i) declare or pay dividends, or make any other distributions, on any shares of Common Stock or other capital stock ranking junior (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) to the Series E Preferred Stock ("Junior Stock"), other than dividends or distributions payable in Junior Stock; (ii) declare or pay dividends, or make any other distributions, on any shares of capital stock ranking on a parity (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) with the Series E Preferred Stock ("Parity Stock"), other than dividends or distributions payable in Junior Stock, except dividends paid ratably on the Series E Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all such shares are then entitled; (iii) redeem or purchase or otherwise acquire for consideration any shares of Junior Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire any shares of Junior Stock in exchange for shares of Junior Stock; or (iv) redeem or purchase or otherwise acquire for consideration any shares of Series E Preferred Stock or Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

            (b) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

      Section 4. Redemption.

            (a) The shares of Series E Preferred Stock shall not be redeemed by the Corporation prior to January 15, 2008. The Corporation, at its option, may redeem shares of Series E Preferred Stock, as a whole or in part, at any time or from time to time on or after January 15, 2008, at a price of $200.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date fixed for redemption (hereinafter called the "redemption price"). The Corporation's election to redeem shares of Series E Preferred Stock shall be expressed by resolution of the Board of Directors. Any such redemption shall be made upon not less than 30, nor more than 60 days' previous notice to holders of record of the shares of Series E Preferred Stock to be redeemed, given as hereinafter provided.

            (b) If less than all shares of Series E Preferred Stock at the time outstanding are to be redeemed, the shares to be redeemed shall be selected pro rata or by lot, in such manner as may be prescribed by resolution of the Board of Directors.

            (c) Notice of any redemption of shares of Series E Preferred Stock shall be given by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, such publication to be made not less than 30 nor more than 60 days prior to the redemption date fixed by the Board of Directors and specified therein. A similar notice shall be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to such redemption date, addressed to the respective holders of record of shares of Series E Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock transfer records of the Corporation, but the mailing of such notice shall not be a condition of such redemption. In order to facilitate the redemption of shares of Series E Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series E Preferred Stock to be redeemed, not more than 60 days nor less than 30 days prior to the date fixed for such redemption.

            (d) Notice having been given pursuant to paragraph (c) of this
Section 4, from and after the date specified therein as the date of redemption, unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to such notice, all dividends on the Series E Preferred Stock thereby called for redemption shall cease to accrue, and from and after the date of redemption so specified, unless default shall be made by the Corporation as aforesaid, or from and after the date (if prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $10,000,000, provided that the notice of redemption shall state the intention of the Corporation to deposit such amount on a date prior to the date of redemption so specified in such notice, all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price (but without interest), shall cease. Any interest allowed on moneys so deposited shall be paid to the Corporation. Any moneys so deposited which shall remain unclaimed by the holders of such Series E Preferred Stock at the end of six years after the redemption date shall become the property of, and be paid by such bank or trust company to, the Corporation.

      Section 5. Reacquired Shares. Any shares of Series E Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, $1.00 par value, of the Corporation and may be reissued as part of another series of Preferred Stock, $1.00 par value, of the Corporation subject to the conditions or restrictions on issuance set forth herein, in the Certificate of Incorporation, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

      Section 6. Liquidation, Dissolution or Winding Up.

            (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of Junior Stock, unless, prior thereto, the holders of shares of Series E Preferred Stock shall have received $200.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of such payment or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series E Preferred Stock and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

            (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons, nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

      Section 7. Voting Rights. The holders of shares of Series E Preferred Stock shall have the voting rights provided for in the resolutions adopted by the Board of Directors by unanimous written consent in lieu of a meeting dated as of July 15, 1993.

      Section 8. Definitions. For the purposes of the Certificate of Designations of the Series E Preferred Stock which embodies this resolution:

            "Persons" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

            "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

      Section 9. Rank. The Series E Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equally with all shares of the Adjustable Rate Cumulative Preferred Stock, Series A, Cumulative Preferred Stock, Series B and Cumulative Preferred Stock, Series C of the Corporation.

10. The Certificate is seventhly corrected by attaching the following to the Certificate as Exhibit F:

                                                                       EXHIBIT F

                           CERTIFICATE OF DESIGNATIONS
                   5.72% CUMULATIVE PREFERRED STOCK, SERIES F
                                       OF
                         THE BEAR STEARNS COMPANIES INC.

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

            The Bear Stearns Companies Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the Board of Directors of the Corporation (the "Board of Directors") and the Executive Committee of the Board of Directors, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation, as amended, of the Corporation and by Section 151 of the General Corporation Law of the State of Delaware, and pursuant to authority conferred upon the Executive Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Article 4 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth herein, have adopted the following resolutions creating a series of preferred stock, $1.00 par value, of the Corporation, designated as 5.72% Cumulative Preferred Stock, Series F:

                                    ARTICLE I

            The Board of Directors by unanimous written consent in lieu of a meeting dated as of March 4, 1993 (the "Original Resolutions"), adopted the following resolutions authorizing the issuance and sale of up to 5,000,000 shares of preferred stock, $1.00 par value, of the Corporation (defined therein as the "Preferred Stock"), granting authority to the Executive Committee of the Board of Directors to authorize the issuance and to designate the terms, from time to time, of one or more series of additional shares of authorized Preferred Stock and authorizing such committee to act on behalf of the Board of Directors in connection with the issuance and sale of such Preferred Stock:

            "NOW, THEREFORE, BE IT RESOLVED . . . to authorize and empower the Executive Committee, on behalf of and in place of the Board of Directors . . . to authorize the issuance at any time and from time to time of up to 5,000,000 shares of the authorized Preferred Stock of the Corporation in one or more series and that the Executive Committee be further authorized and empowered, on behalf of and in place of the Board of Directors, . . . to fix the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, of the shares of such series to the extent permitted by the Delaware General Corporation Law (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof set forth in the Certificate of Incorporation) or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series;

            RESOLVED, that except to the extent that this resolution shall be superseded or modified by subsequent action of the Board of Directors with respect to any particular series of the Preferred Stock, the holder of shares of each series of Preferred Stock which are authorized for issuance by the Executive Committee pursuant to the authority conferred by these resolutions shall have no voting rights whatsoever, except for any voting rights to which they are entitled under the laws of the State of Delaware, and except for the following:

            (a) Whenever, at any time or times, dividends payable on the shares of Preferred Stock or any other class or series of stock ranking on a parity with the Preferred Stock with respect to the payment of dividends, shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable (voting together as a class), to elect two of the authorized number of members of the Board of Directors at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Preferred Stock shall terminate immediately.

            Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of preferred stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Preferred Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

            (b) So long as any shares of Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Preferred Stock outstanding at the time and all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                  (i) the issuance or increase of the authorized amount of any class or series of shares if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Preferred Stock; or

                  (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Preferred Stock or of the holders thereof;

      provided, however, that any increase in the amount of authorized common stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

            (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption."

                                   ARTICLE II

            The Board of Directors by unanimous written consent in lieu of a meeting dated as of July 15, 1993, adopted the following resolutions modifying in certain respects the voting rights of each series of Preferred Stock created on or after the date thereof, with such modifications taking effect and superseding the voting rights adopted by the Board of Directors in the Original
Resolutions:

            "NOW, THEREFORE, BE IT RESOLVED, that, except to the extent that this resolution shall be superseded or modified by subsequent action of the Board of Directors with respect to all series or any particular series of the Preferred Stock, the holder of shares of each series of Preferred Stock which are authorized for issuance by the Executive Committee pursuant to the authority conferred by the Original Resolutions shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the Certificate of Incorporation of the Corporation or the laws of the State of Delaware, and except for the following:

            (a) Whenever, at any time or times, dividends payable on the shares of any series of Preferred Stock or any other class or series of stock ranking on a parity with the Preferred Stock with respect to the payment of dividends shall be in arrears for dividend periods, whether or not consecutive, containing in the aggregate a number of days equivalent to six calendar quarters or more, the holders of the outstanding shares of that series of Preferred Stock (voting together as a class with all other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) (collectively, the "Defaulted Preferred Stock") shall have the right (the "Special Election Right") to elect two members of the Board of Directors. The Special Election Right may be exercised at any annual meeting or at any special meeting called for that purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of all outstanding shares of Defaulted Preferred Stock, until dividends in default on the outstanding shares of Defaulted Preferred Stock shall have been paid in full (or such dividends shall have been declared and funds sufficient therefor set apart for payment), at which time the term of office of the two directors so elected shall terminate automatically.

            So long as the Special Election Right continues (and unless the Special Election Right shall have previously been exercised by written consent of the holders of a majority of the outstanding shares of Defaulted Preferred Stock) the Secretary of the Corporation may call, and within 30 days after delivery to the Secretary addressed to him at the principal office of the Corporation of the written request from the holders of record of a majority of the outstanding shares of Defaulted Preferred Stock will be required to call, a special meeting of the holders of those shares for the Special Election Right. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders. No such special meeting or adjournment thereof shall be held on a date less than 30 days before an annual meeting of stockholders or any special meeting in lieu thereof. If at any annual or special meeting or any adjournment thereof the holders of a majority of the then outstanding shares of Defaulted Preferred Stock entitled to vote shall be present or represented by proxy, or if the holders of a majority of the outstanding shares of Defaulted Preferred Stock shall have acted by written consent in lieu of a meeting with respect thereto, then the authorized number of directors shall be increased by two, and the holders of the Defaulted Preferred Stock shall be entitled to elect the two additional directors. Directors so elected shall serve until the next annual meeting or until their successors shall be elected and qualified, unless the term of office of the person so elected as directors shall have terminated as described above.

            In case of any vacancy occurring between the directors elected by the holders of the Defaulted Preferred Stock as a class, the remaining director who shall have been so elected may appoint a successor to hold office for the unexpired term of the director whose place shall be vacant. If both directors so elected by the holders of Defaulted Preferred Stock as a class shall cease to serve as directors before their terms shall expire, the holders of the Defaulted Preferred Stock then outstanding and entitled to vote for such directors may, by written consent as hereinabove provided, or at a special meeting of holders of Defaulted Preferred Stock called as provided above, elect successors to hold office for the unexpired terms of the directors whose place shall be vacant.

            Whenever shares of Defaulted Preferred Stock become entitled to vote, each holder shall have one vote for each share held.

            (b) So long as any shares of Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Preferred Stock outstanding at the time and all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                  (i) the issuance or increase of the authorized amount of any class or series of shares if the holders of stock of such class or series shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Preferred Stock; or

                  (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation (including this resolution or any provisions hereof) that would materially and adversely affect any power, preference or special right of the shares of Preferred Stock or of the holders thereof;

      provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

            (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                   ARTICLE III

            The Executive Committee of the Board of Directors on April 20, 1998, adopted the following resolution:

            "RESOLVED, that a series of the class of authorized Preferred Stock, $1.00 par value, of the Corporation be hereby created, and that the designation and amount thereof and the preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restriction thereof are as follows:

            Section 1. Designation and Amount. The shares of such series shall be designated as the "5.72% Cumulative Preferred Stock, Series F" (the "Series F Preferred Stock") and the number of shares constituting such series shall be 1,000,000, which number may be increased or decreased by the Board of Directors or a committee so authorized by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series F Preferred Stock.

            Section 2. Dividends and Distribution.

            (a) The holders of shares of Series F Preferred Stock, in preference to the holders of shares of the common stock, par value $1.00 per share (the "Common Stock"), of the Corporation and of any other capital stock of the Corporation ranking junior to the Series F Preferred Stock as to payment of dividends, shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, cumulative cash dividends in the amount of $11.44 per share per annum, and no more, in equal quarterly payments on January 15, April 15, July 15 and October 15 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on July 15, 1998.

            (b) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative from the date of original issue of the Series F Preferred Stock. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series F Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The record date for the determination of holders of shares of Series F Preferred Stock entitled to receive payment of a dividend declared thereon shall be such date, not less than 15 nor more than 60 days prior to the date fixed for the payment thereof, as may be determined by the Board of Directors or a duly authorized committee thereof; provided, however, that the record date for the first Quarterly Dividend Payment Date shall be June 30, 1998.

            (c) If, prior to 18 months after the date of the original issuance of the Series F Preferred Stock, one or more amendments to the Internal Revenue Code of 1986, as amended (the "Code"), are enacted that reduce the percentage of the dividends-received deduction for certain corporations (currently 70%) as specified in section 24.3(a)(1) of the Code or any successor provision "Dividends-Received Percentage"), certain adjustments shall be made in respect of the dividends payable by the Corporation, and Post Declaration Date Dividends and Retroactive Dividends (as such terms are defined below) shall become payable, as described below.

            (d) The amount of each dividend payable (if declared) per share of Series F Preferred Stock for dividend payments made on or after the effective date of such change in the Code will be adjusted by multiplying the amount of the dividend payable described above (before adjustment) by the following fraction (the "DRD Formula"), and rounding the result to the nearest cent (with one-half cent rounded up):

                                1 - .35 (1 - .70)
                               -------------------
                                1 - .35 (1 - DRP)

            (e) For the purposes of the DRD Formula, "DRP" means the Dividends-Received Percentage (expressed as a decimal) applicable to the dividend in question; provided, however, that if the Dividends-Received Percentage applicable to the dividend in question shall be less than 50%, then the DRP shall equal .50. No amendment to the Code, other than a change in the percentage of the dividends-received deduction set forth in section 243(a)(1) of the Code or any successor provision thereto, will give rise to an adjustment. Notwithstanding the foregoing provisions, if, with respect to any such amendment, the Corporation receives either an unqualified opinion of nationally recognized independent tax counsel selected by the Corporation or a private letter ruling or similar form of authorization from the Internal Revenue Service ("IRS") to the effect that such amendment does not apply to a dividend payable on the Series F Preferred Stock, then such amendment will not result in the adjustment provided for pursuant to the DRD Formula with respect to such dividend. The opinion referenced in the previous sentence shall be based upon the legislation amending or establishing the DRP on upon a published pronouncement of the IRS addressing such legislation. The Corporation's calculation of the dividends payable, as so adjusted and as certified accurate as to calculation and reasonable as to method by the independent certified public accountants then regularly engaged by the Corporation, shall be final and not subject to review absent manifest error.

            (f) Notwithstanding the foregoing, if any such amendment to the Code is enacted after the dividend payable on a dividend payment date has been declared, the amount of the dividend payable on such dividend payment date shall not be increased; instead, additional dividends (the "Post Declaration Date Dividends") equal to the excess, if any, of (x) the product of the dividend paid by the Corporation on such dividend payment date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividend-Received Percentage applicable to the dividend in question and .50) over (y) the dividend paid by the Corporation on such dividend payment date, shall be payable (if declared) to holders of Series F Preferred Stock on the record date applicable to the next succeeding dividend payment date or, if the Series F Preferred Stock is called for redemption prior to such record date, to holders of Series F Preferred Stock on the applicable redemption date, as the case may be, in addition to any other amounts payable on such date.

            (g) If any such amendment to the Code is enacted and the reduction in the Dividends-Received Percentage retroactively applies to a dividend payment date as to which the Corporation previously paid dividends on the Series F Preferred Stock (each, an "Affected Dividend Payment Date"), the Corporation shall pay (if declared) additional dividends (the "Retroactive Dividends") to holders of Series F Preferred Stock on the record date applicable to the next succeeding dividend payment date (or, if such amendment is enacted after the dividend payable on such dividend payment date has been declared, to holders of Series F Preferred Stock on the record date following the date of enactment) or, if the Series F Preferred Stock is called for redemption prior to such record date, to holders of Series F Preferred Stock on the applicable redemption date, as the case may be, in an amount equal to the excess of (x) the product of the dividend paid by the Corporation on each Affected Dividend Payment Date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage and .50 applied to each Affected Dividend Payment Date) over (y) the sum of the dividend paid by the Corporation on each Affected Dividend Payment Date. The Corporation shall only make one payment of Retroactive Dividends for any such amendment. Notwithstanding the foregoing provisions, if, with respect to any such amendment, the Corporation receives either an unqualified opinion of nationally recognized independent tax counsel selected by the Corporation or a private letter ruling or similar form of authorization from the IRS to the effect that such amendment does not apply to a dividend payable on an Affected Dividend Payment Date for the Series F Preferred Stock, then such amendment will not result in the payment of Retroactive Dividends with respect to such Affected Dividend Payment Date. The opinion referenced in the previous sentence shall be based upon the legislation amending or establishing the DRP or upon a published pronouncement of the IRS addressing such legislation.

            (h) Notwithstanding the foregoing, no adjustment in the dividends payable by the Corporation shall be made, and no Post Declaration Date Dividends or Retroactive Dividends shall be payable by the Corporation, in respect of the enactment of any amendment to the Code 18 months or more after the date of original issuance of the Series F Preferred Stock that reduces the Dividends-Received Percentage.

            (i) In the event that the amount of dividends payable per share of the Series F Preferred Stock is adjusted pursuant to the DRD Formula and/or Post Declaration Date Dividends or Retroactive Dividends are to be paid, the Corporation will give notice of such adjustment, and if applicable, any Post-Declaration Date Dividends and Retroactive Dividends to the holders of Series F Preferred Stock.

            Section 3. Certain Restrictions.

            (a) Whenever quarterly dividends payable on shares of Series F Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Series F Preferred Stock shall have been paid in full or declared and set apart for payment, the Corporation shall not: (i) declare or pay dividends, or make any other distributions, on any shares of Common Stock or other capital stock ranking junior (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) to the Series F Preferred Stock ("Junior Stock"), other than dividends or distributions payable in Junior Stock;
      (ii) declare or pay dividends, or make any other distributions, on any shares of capital stock ranking on a parity (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) with the Series F Preferred Stock ("Parity Stock"), other than dividends or distributions payable in Junior Stock, except dividends paid ratably on the Series F Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all such shares are then entitled; (iii) redeem or purchase or otherwise acquire for consideration any shares of Junior Stock; provided, that the Corporation may at any time redeem, purchase or otherwise acquire any shares of Junior Stock in exchange for shares of Junior Stock; or (iv) redeem or purchase or otherwise acquire for consideration any shares of Series F Preferred Stock or Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

            (b) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

            Section 4. Redemption.

            (a) The shares of Series F Preferred Stock shall not be redeemed by the Corporation prior to April 15, 2008. The Corporation, at its option, may redeem shares of Series F Preferred Stock, as a whole or in part, at any time or from time to time on or after April 15, 2008, at a price of $200.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date fixed for redemption (hereinafter called the "redemption price"). The Corporation's election to redeem shares of Series F Preferred Stock shall be expressed by resolution of the Board of Directors. Any such redemption shall be made upon not less than 30, nor more than 60 days' previous notice to holders of record of the shares of Series F Preferred Stock to be redeemed, given as hereinafter provided.

            (b) If less than all shares of Series F Preferred Stock at the time outstanding are to be redeemed, the shares to be redeemed shall be selected pro rata or by lot, in such manner as may be prescribed by resolution of the Board of Directors.

            (c) Notice of any redemption of shares of Series F Preferred Stock shall be given by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, such publication to be made not less than 30 nor more than 60 days prior to the redemption date fixed by the Board of Directors and specified therein. A similar notice shall be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to such redemption date, addressed to the respective holders of record of shares of Series F Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock transfer records of the Corporation, but the mailing of such notice shall not be a condition of such redemption. In order to facilitate the redemption of shares of Series F Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series F Preferred Stock to be redeemed, not more than 60 days nor less than 30 days prior to the date fixed for such redemption.

            (d) Notice having been given pursuant to paragraph (c) of this
      Section 4, from and after the date specified therein as the date of redemption, unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to such notice, all dividends on the Series F Preferred Stock thereby called for redemption shall cease to accrue, and from and after the date of redemption so specified, unless default shall be made by the Corporation as aforesaid, or from and after the date (if prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $10,000,000, provided that the notice of redemption shall state the intention of the Corporation to deposit such amount on a date prior to the date of redemption so specified in such notice, all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price (but without interest), shall cease. Any interest allowed on moneys so deposited shall be paid to the Corporation. Any moneys so deposited which shall remain unclaimed by the holders of such Series F Preferred Stock at the end of six years after the redemption date shall become the property of, and be paid by such bank or trust company to, the Corporation.

            Section 5. Reacquired Shares. Any shares of Series F Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, $1.00 par value, of the Corporation and may be reissued as part of another series of Preferred Stock, $1.00 par value, of the Corporation subject to the conditions or restrictions on issuance set forth herein, in the Certificate of Incorporation, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

            Section 6. Liquidation, Dissolution or Winding Up.

            (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of Junior Stock, unless, prior thereto, the holders of shares of Series F Preferred Stock shall have received $200.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of such payment or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series F Preferred Stock and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

            (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons, nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

            Section 7. Voting Rights. The holders of shares of Series F Preferred Stock shall have the voting rights provided for in the resolutions adopted by the Board of Directors by unanimous written consents in lieu of meetings dated as of March 4, 1993 and as of July 15, 1993.

            Section 8. Definitions. For the purposes of the Certificate of Designations of the Series F Preferred Stock which embodies this resolution:

            "Persons" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

            "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

            Section 9. Rank. The Series F Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equally with all shares of the Adjustable Cumulative Preferred Stock, Series A, Cumulative Preferred Stock, Series B, Cumulative Preferred Stock, Series C and Cumulative Preferred Stock, Series E of the Corporation.

            IN WITNESS WHEREOF, The Bear Stearns Companies Inc. has caused this Certificate of Correction to be duly executed this 28th day of May, 2008.



                                       By:  /s/ Kenneth L. Edlow
                                            -----------------------------------
                                            Name: Kenneth L. Edlow
                                            Title: Secretary